LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED APRIL 28, 2010

TO THE PROSPECTUS

DATED FEBRUARY 26, 2010 OF

LEGG MASON WESTERN ASSET

VARIABLE MONEY MARKET PORTFOLIO

Effective immediately, the information contained in the supplement dated February 26, 2010 to the Fund’s Prospectus is revoked in its entirety. Management of the Fund has determined that the Fund will continue operations until further notice.

FDXX012456